                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
[Lakes Entertainment, Inc. Logo]                      130 CHESHIRE LANE
                                                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Thursday, February 12, 2004


                 LAKES ENTERTAINMENT, INC. ANNOUNCES RESULTS FOR
                                    YEAR 2003

MINNEAPOLIS, FEBRUARY 12, 2004 -- LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced results for the fiscal year ended December 28, 2003. Revenue for the year totaled $4.3 million. The net loss for the year was $4.0 million and basic and diluted losses were $0.37 per share. This compares with a net loss of $11.5 million, and basic and diluted losses of $1.08 per share in 2002.

Revenue for the year increased to $4.3 million from $1.5 million in 2002. Revenues from 2003 were derived from license fees related to the World Poker Tour Series ("WPT") which airs on the Travel Channel ("TRV"). WPT, a subsidiary company of Lakes, entered into an agreement with TRV for a second season during the third quarter of 2003. Revenue from the second season along with related production costs will be recognized in 2004. Revenues for 2002 included management fees for the management of Grand Casino Coushatta through January 16, 2002. The Company's other management contracts are not expected to generate revenues in 2004.

Selling, general and administrative expenses decreased to $10.7 million for 2003 from $17.9 million in 2002. Expenses for 2003 included a $1.0 million impairment charge taken on the Polo Plaza property in Las Vegas, Nevada, which was more than offset by a reversal of unused litigation accrual of $3.2 million under the Company's prior agreement to indemnify Grand Casinos, Inc. in connection with the Stratosphere litigation matters. Expenses for 2002 included impairment charges of $8.0 million. Excluding these impairment charges, the remaining net increase in expenses for 2003 over 2002 in the amount of approximately $3.0 million relates primarily to costs associated with property sales in Las Vegas, Nevada, as well as an increase in costs associated with World Poker Tour during 2003.

                                     (more)


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Lakes' balance sheet at December 28, 2003 included approximately $167 million in assets and $10 million in liabilities for a book value of approximately $14.66 per share. Lakes' assets included unrestricted cash of $25 million, notes receivable from loans related to new Indian casino projects of $85 million, Las Vegas land held under contract for sale of approximately $5 million, land held for development consisting of land purchases at the various casino development sites of approximately $15 million, investments in and notes from unconsolidated affiliates, including the Company's interest in the Polo Plaza property, of approximately $9 million, deferred tax assets of approximately $9 million and various other items of approximately $19 million.

Lyle Berman, Chairman and CEO of Lakes, stated, "During 2003 the World Poker Tour was very successful, airing its premier season on the Travel Channel. The series quickly became Travel Channel's most highly rated program. An agreement for a second season on the Travel Channel was reached during August of 2003 and we are looking forward to a second exciting season, which will begin airing in the first quarter of 2004. We are currently working on other revenue opportunities related to WPT." Mr. Berman continued, "During 2003, we received cash totaling approximately $33 million related to the sale of the Polo Plaza and Shark Club properties in Las Vegas, Nevada. The trust account which was set up in 1998 as security to support Lakes' indemnification obligations to Grand Casinos was terminated during 2003. As a result of the termination of the trust account, Lakes received the remaining funds of approximately $5.9 million. This cash is being used to fund development of our Native American-owned casino projects."

Tim Cope, President of Lakes added, "We are very pleased with the January 2004 California Superior Court ruling relating to Caltrans and the proposed casino project of the Shingle Springs Rancheria. The Court ruled in favor of Caltrans on all of El Dorado County's claims challenging Caltrans' environmental review of the proposed casino project except that the court asked for clarification on one issue. We are confident that the additional information requested by the Court can be submitted and approved during the first half of 2004, which would be one more step toward the beginning of construction on the interchange which will provide access to the casino site. Construction on the casino could begin approximately 90 days later. We also continue to focus on our remaining Indian-owned casino projects and are working to obtain all necessary permits so that construction can begin on these projects."

Lakes Entertainment, Inc. currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. Lakes Entertainment also has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 80% of World Poker Tour, LLC, a joint venture formed to film and produce poker tournaments for television broadcast.


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Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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
                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                            DECEMBER 28, 2003     DECEMBER 29, 2002
--------------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
    Cash and cash equivalents                                                        $ 25,340              $ 14,106
    Accounts receivable, net                                                            1,038                   116
    Deferred tax asset                                                                  5,385                 6,771
    Other current assets                                                                3,764                   547
--------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                   35,527                21,540
--------------------------------------------------------------------------------------------------------------------
Property and Equipment-Net                                                              6,492                 6,962
--------------------------------------------------------------------------------------------------------------------
Other Assets:
    Land held under contract for sale                                                   4,612                28,832
    Land held for development                                                          14,536                27,791
    Notes receivable                                                                   84,682                70,955
    Cash and cash equivalents-restricted                                                    -                 8,300
    Investments in and notes from unconsolidated affiliates                             8,717                 1,013
    Deferred tax asset                                                                  3,872                 3,835
    Other long-term assets                                                              8,860                 6,657
--------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                    125,279               147,383
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $167,298              $175,885
====================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
    Accounts payable                                                                 $  1,906              $    226
    Income taxes payable                                                                4,453                 5,564
    Litigation and claims accrual                                                         250                 5,847
    Accrued payroll and related                                                           497                   252
    Other accrued expenses                                                              2,768                 3,486
--------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                               9,874                15,375
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       9,874                15,375
--------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES
Shareholders' Equity:
    Capital stock, $.01 par value; authorized 100,000 shares; 10,737 and 10,638 common shares issued and outstanding
    at December 28, 2003, and December 29, 2002, respectively                             107                   106
    Additional paid-in-capital                                                        132,399               131,525
    Retained Earnings                                                                  24,918                28,879
--------------------------------------------------------------------------------------------------------------------
Total Shareholders' Equity                                                            157,424               160,510
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                           $167,298              $175,885
====================================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                            THREE MONTHS ENDED
                                                                            ------------------
                                                                 DECEMBER 28, 2003     DECEMBER 29, 2002
                                                                 -----------------     -----------------
REVENUES:
     License fee income                                                    $   387               $     -
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                        387                     -
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                     3,435                 3,521
     Depreciation and amortization                                             153                   132
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                            3,588                 3,653
---------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                        (3,201)               (3,653)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           (17)                  118
     Interest expense                                                            -                   (20)
     Equity in loss of unconsolidated affiliates                               (47)                 (143)
     Other                                                                       -                     -
---------------------------------------------------------------------------------------------------------
         Total other expense, net                                              (64)                  (45)
---------------------------------------------------------------------------------------------------------

Loss before income taxes                                                    (3,265)               (3,698)
Benefit for income taxes                                                    (1,144)               (1,054)
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                   ($2,121)              ($2,644)
=========================================================================================================

BASIC LOSS PER SHARE                                                        ($0.20)               ($0.24)
=========================================================================================================

DILUTED LOSS PER SHARE                                                      ($0.20)               ($0.24)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  10,712                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        10,712                10,638
=========================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                    (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)


                                                                          TWELVE MONTHS ENDED
                                                                          -------------------
                                                                 DECEMBER 28, 2003      DECEMBER 29, 2002
                                                                 -----------------      -----------------
REVENUES:
     Management fee income                                                  $    -               $ 1,502
     License fee income                                                      4,268                     -
---------------------------------------------------------------------------------------------------------
         Total Revenues                                                      4,268                 1,502
---------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
     Selling, general and administrative                                    10,656                17,892
     Depreciation and amortization                                             547                   481
---------------------------------------------------------------------------------------------------------
         Total Costs and Expenses                                           11,203                18,373
---------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                        (6,935)              (16,871)
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
     Interest income                                                           632                 1,424
     Interest expense                                                            -                   (90)
     Equity in loss of unconsolidated affiliates                              (244)                 (459)
     Other                                                                     158                     -
---------------------------------------------------------------------------------------------------------
         Total other income, net                                               546                   875
---------------------------------------------------------------------------------------------------------

Loss before income taxes                                                    (6,389)              (15,996)
Benefit for income taxes                                                    (2,428)               (4,455)
---------------------------------------------------------------------------------------------------------

NET LOSS                                                                   ($3,961)             ($11,541)
=========================================================================================================

BASIC LOSS PER SHARE                                                        ($0.37)               ($1.08)
=========================================================================================================

DILUTED LOSS PER SHARE                                                      ($0.37)               ($1.08)
=========================================================================================================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                  10,657                10,638
DILUTIVE EFFECT OF STOCK COMPENSATION PROGRAMS                                   -                     -
---------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON AND DILUTED
  SHARES OUTSTANDING                                                        10,657                10,638
=========================================================================================================